Exhibit 99.1

Sunny Holcomb

(914) 288-8100

Acadia Realty Trust Announces Key Promotions and Changes to Management Team

RYE, N.Y.--(BUSINESS WIRE)--Jan. 24, 2022-- Acadia Realty Trust (NYSE: AKR – “Acadia” or the “Company”), today announced the year-end promotions for the following professionals to support its continued growth:

John Gottfried has been promoted to Executive Vice President, Chief Financial Officer. In this role, he will continue to lead the financial strategy and planning for the Company with responsibility for capital raising, finance and treasury management, accounting, tax, internal audit and investor relations. Mr. Gottfried has been a key leader in ensuring the Company is positioned to achieve its long-term goals and strategic initiatives. Mr. Gottfried has served as Senior Vice President, Chief Financial Officer for the Company since 2016.

Jason Blacksberg has been promoted to Senior Vice President, Chief Legal Officer. In this role, he continues to oversee the provision of all legal services and is responsible for all legal, governance, and compliance matters and strategies for the Company. Mr. Blacksberg also maintains oversight of the Company’s environmental, social and governance ("ESG") program. Among his responsibilities, Mr. Blacksberg has been critical in driving the Company’s long-term goals and growth initiatives. He also serves as Corporate Secretary for the Board of Trustees. Mr. Blacksberg has served as Senior Vice President, General Counsel for the Company since 2014.

Additionally, the Company is announcing the resignation of Christopher Conlon, Executive Vice President, Chief Operating Officer. Mr. Conlon will be pursuing other endeavors as the CEO of a private company and will be departing in February. Mr. Conlon joined Acadia in 2008 as Senior Vice President, Leasing and Development. He was later promoted to Executive Vice President, Chief Operating Officer in January 2012.

“I would like to thank Chris for his tremendous contributions to the Company over the years,” stated Kenneth F. Bernstein, President and CEO. “Most importantly, Chris has assisted us in building a strong leadership team with the depth of management to continue to execute our strategic initiatives. We wish him the best in the future.”

In conjunction with the departure of Mr. Conlon, A.J. Levine has been promoted to Senior Vice President, Leasing and Development where he will continue to direct the Company’s leasing strategy for all core and fund investments, in addition to overseeing the development and repositioning of the company’s assets. Mr. Levine will also continue to oversee leasing and development diligence for prospective investments. Since 2019, Mr. Levine has been instrumental to the Company’s growth through his and his team’s successful execution of new leases and lease extensions, as well as his diligence efforts on new acquisitions.

Also following the departure of Mr. Conlon, Senior Vice President of Capital Markets Amy L. Racanello has been promoted to add Head of Asset Management to her portfolio of responsibilities. She continues to lead the Company’s institutional fund platform in addition to assuming responsibility for value-creation activities across core and fund properties. Since joining the Company in 2008, Ms. Racanello has established herself as pivotal to the Company’s evolution and growth, leading $1 billion in capital raises and driving strategy for the Company’s series of funds.

Tracey Mitnick has been promoted to Vice President, Leasing where she will continue to focus primarily on the leasing of Acadia’s urban portfolio. Ms. Mitnick has been with Acadia for 8 years and will continue to utilize her extensive brand knowledge and strong industry relationships in the luxury, advanced contemporary and digitally native categories to drive value across Acadia’s urban portfolio, as well as play an integral role in Acadia’s diligence process for prospective investments. Ms. Mitnick will continue to report to AJ Levine, Senior Vice President, Leasing and Development.

German Rodriguez has been promoted to Vice President, Construction where he will continue to be responsible for the management of the design and construction of the landlord’s work associated with new leases throughout the entire portfolio. In addition, he provides construction-related support during the acquisitions process and participates in the leasing negotiations. Mr. Rodriguez joined Acadia in 2006. He has advanced degrees in civil engineering with a specialization in finance, and in real estate. He has over 25 years of construction management experience for infrastructure projects and retail development.

“I am very pleased to announce these promotions today,” said Ken Bernstein. “Not only have each of these talented individuals played an integral role in Acadia’s ability to deliver on its long-term growth goals, but also they clearly embody the core values on which this company was founded: integrity, intensity, intelligence, and innovation. Our deep and experienced team continues to move forward with great momentum, focused on initiatives that will drive sustained long-term success, and to ensure our long-term growth.”

About Acadia Realty Trust

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth via its dual – core and fund – operating platforms and its disciplined, location-driven investment strategy. Acadia Realty Trust is accomplishing this goal by building a best-in-class core real estate portfolio with meaningful concentrations of assets in the nation’s most dynamic urban and street-retail corridors; making profitable opportunistic and value-add investments through its series of discretionary, institutional funds; and maintaining a strong balance sheet. For further information, please visit www.acadiarealty.com.

Safe Harbor Statement

Certain statements in this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by the use of words, such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project,” or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results and financial performance to be materially different from future results and financial performance expressed or implied by such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty surrounding the COVID-19 Pandemic, including (a) its impact on the Company’s tenants and their ability to make rent and other payments or honor their commitments under existing leases; (b) the rate and efficacy of COVID-19 vaccines; (c) to the extent the Company was seeking to sell properties in the near term, significantly greater uncertainty regarding the Company's ability to do so at attractive prices, and (d) the potential adverse impact on returns from development and redevelopment projects; (ii) macroeconomic conditions, such as a disruption of or lack of access to the capital markets; (iii) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (iv) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and their effect on the Company’s revenues, earnings and funding sources; (v) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the discontinuation of the USD London Interbank Offered Rate, which is currently anticipated to occur in 2023; (vi) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (vii) the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (viii) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (ix) the tenants’ ability and willingness to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (x) the Company’s potential liability for environmental matters; (xi) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xii) uninsured losses; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches, including increased cybersecurity risks relating to the use of remote technology during the COVID-19 Pandemic; (xv) the loss of key executives; and (xvi) the accuracy of the Company’s methodologies and estimates regarding ESG metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on its ESG efforts.

The factors described above are not exhaustive and additional factors could adversely affect the Company’s future results and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other periodic or current reports the Company files with the SEC. Any forward-looking statements in this press release speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in the events, conditions or circumstances on which such forward-looking statements are based.